                                                                    EXHIBIT 99.1

Donaldson, Lufkin & Jenrette                       Structured Finance Department


                                 250,000,000.00

                        Original      % of                  Average                           First     Last
Tranche    Rating(2)     Amount       Deal      Coupon(3)    Life   Price     DM    Index      Pay      Pay
-------    ---------   -----------    -----    -----------   ----   ------   ---   --------   ------   ------
 A1(1)       AAA       212,500,000    85.00    Libor + 40    3.05   100.00    40   1M LIBOR   Apr-00   Dec-08
 M1(1)        AA        16,875,000     6.75    Libor + 70    5.78   100.00    70   1M LIBOR   Apr-03   Dec-08
 M2(1)        A         10,125,000     4.05    Libor + 100   5.78   100.00   100   1M LIBOR   Apr-03   Dec-08
 B1(1)       BBB-       10,500,000     4.20    Libor + 265   5.78   100.00   265   1M LIBOR   Apr-03   Dec-08

(1) Bonds priced to 10% Collateral Cleanup

(2) S&P / DCR

(3) Available Funds Floater subject to a Net Wac Cap

Note: Subject to Special Redemption when the Class A1 balance represents 35% of the original A1 Balance




                                  OWN & OFFER

         Yield Table in Offering Packet Folder on "Publicshare" Network



Payment Frequency:        Monthly     Prepay Assumption:             Fixed:        100 PPC (4-20 CPR) over 12 months
Settlement Date:          03/28/00                                   Adjustable:   100 PPC (6-30 CPR) over 18 months
First Payment Date:       04/25/00
Delay:                    0 Days
Available Funds Floater               Overcollateralization Target         3.10%

                            -----------------------
                                    Contacts
                            -----------------------
                            Rich Winter       x8373
                            Erik Siegel       x3831
                            Nick Heilbut      x3831
                            -----------------------

  The computational materials contained herein and the data on which they are based are preliminary and subject to change. Actual sales of the securities described herein will be made only pursuant to
                   the terms set forth in a final prospectus.

                                      A1.
                    YIELD TABLE (CLEANUP CALL, NO LOOKBACK)
--------------------------------------------------------------------------------

PASS-THRU RATE             : 6.4038               COLL WA ROLL : N/A month(s)
PASS-THRU MARGIN           : 0.4000               COLL INDEX   :
                                                  CLASS INDEX  : LIBOR 1M 6.0038
ACCRUED DAYS / DELAY DAYS  : 0 / 0                SETTLEMENT   : 03/28/00
                                                  FACTOR DATE  : 03/25/00
--------------------------------------------------------------------------------


                                               PREPAYMENTS

                           75.0% PPC            100.0% PPC           125.0% PPC         150.0% PPC
                       -------------------------------------------------------------------------------
      PRICE              DM      MODDUR       DM      MODDUR      DM      MODDUR      DM      MODDUR
-----------------      ------  ----------   ------  ----------  ------  ----------  ------  ----------
 99.50000   99-16       55.2      3.20        59.0     2.56       63.1     2.11       67.7     1.76
 99.53125   99-17       54.3                  57.8                61.6                65.9
 99.56250   99-18       53.3                  56.6                60.2                64.2
 99.59375   99-19       52.4                  55.4                58.7                62.5
 99.62500   99-20       51.4                  54.2                57.3                60.7
 99.65625   99-21       50.5                  53.1                55.8                59.0
 99.68750   99-22       49.5                  51.9                54.4                57.3
 99.71875   99-23       48.5                  50.7                53.0                55.5

 99.75000   99-24       47.6      3.21        49.5     2.57       51.5     2.12       53.8     1.76
 99.78125   99-25       46.6                  48.3                50.1                52.1
 99.81250   99-26       45.7                  47.1                48.6                50.4
 99.84375   99-27       44.7                  45.9                47.2                48.6
 99.87500   99-28       43.8                  44.7                45.7                46.9
 99.90625   99-29       42.8                  43.6                44.3                45.2
 99.93750   99-30       41.9                  42.4                42.9                43.4
 99.96875   99-31       40.9                  41.2                41.4                41.7

100.00000  100-00       40.0      3.21        40.0     2.57       40.0     2.12       40.0     1.77
100.03125  100-01       39.1                  38.8                38.6                38.3
100.06250  100-02       38.1                  37.6                37.1                36.6
100.09375  100-03       37.2                  36.5                35.7                34.8
100.12500  100-04       36.2                  35.3                34.3                33.1
100.15625  100-05       35.3                  34.1                32.8                31.4
100.18750  100-06       34.3                  32.9                31.4                29.7
100.21875  100-07       33.4                  31.7                30.0                28.0

100.25000  100-08       32.4      3.22        30.6     2.58       28.5     2.12       26.3     1.77
100.28125  100-09       31.5                  29.4                27.1                24.5
100.31250  100-10       30.6                  28.2                25.7                22.8
100.34375  100-11       29.6                  27.0                24.3                21.1
100.37500  100-12       28.7                  25.9                22.8                19.4
100.40625  100-13       27.7                  24.7                21.4                17.7
100.43750  100-14       26.8                  23.5                20.0                16.0
100.46875  100-15       25.9                  22.3                18.6                14.3
-----------------      ------------------   ------------------  ------------------  ------------------
   AVG LIFE                   4.01                 3.05                 2.43               1.98
-----------------      ------------------   ------------------  ------------------  ------------------
   FIRST PAY                04/25/00             04/25/00            04/25/00             04/25/00
   LAST PAY                 11/25/11             12/25/08            02/25/07             11/25/05
 PRIN. WINDOW                 140                  105                  83                   68
-----------------      ------------------   ------------------  ------------------  ------------------


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus supplement for the CMC Securities Corporation III, Series 2000-1 Collateralized Mortgage Obligations.

                                       M1
                           YIELD TABLE (CLEANUP CALL)
--------------------------------------------------------------------------------

PASS-THRU RATE            :6.7038
PASS-THRU MARGIN          :0.7000                   COLL WA ROLL   :N/A month(s)
                                                    COLL INDEX     :
ACCRUED DAYS / DELAY DAYS :0 / 0
                                                    SETTLEMENT     :03/28/00
                                                    FACTOR DATE    :03/25/00
--------------------------------------------------------------------------------

                                    PREPAYMENTS

                         75.0% PPC      100.0% PPC      125.0% PPC      150.0% PPC
                       ------------    ------------    ------------    ------------
        PRICE           DM   MODDUR     DM   MODDUR     DM   MODDUR     DM   MODDUR
        -----          ------------    ------------    ------------    ------------
 99.50000     99-16    78.5    5.74    80.6    4.61    82.3    3.96    83.3     3.67
 99.53125     99-17    78.0            79.9            81.5            82.4
 99.56250     99-18    77.4            79.2            80.8            81.6
 99.59375     99-19    76.9            78.6            80.0            80.8
 99.62500     99-20    76.4            77.9            79.2            79.9
 99.65625     99-21    75.8            77.3            78.4            79.1
 99.68750     99-22    75.3            76.6            77.7            78.3
 99.71875     99-23    74.8            75.9            76.9            77.5

 99.75000     99-24    74.2    5.75    75.3    4.61    76.1    3.96    76.6     3.67
 99.78125     99-25    73.7            74.6            75.4            75.8
 99.81250     99-26    73.2            74.0            74.6            75.0
 99.84375     99-27    72.6            73.3            73.8            74.1
 99.87500     99-28    72.1            72.6            73.1            73.3
 99.90625     99-29    71.6            72.0            72.3            72.5
 99.93750     99-30    71.1            71.3            71.5            71.7
 99.96875     99-31    70.5            70.7            70.8            70.8

100.00000    100-00    70.0    5.75    70.0    4.62    70.0    3.97    70.0     3.67
100.03125    100-01    69.5            69.3            69.2            69.2
100.06250    100-02    68.9            68.7            68.5            68.3
100.09375    100-03    68.4            68.0            67.7            67.5
100.12500    100-04    67.9            67.4            66.9            66.7
100.15625    100-05    67.4            66.7            66.2            65.9
100.18750    100-06    66.8            66.1            65.4            65.0
100.21875    100-07    66.3            65.4            64.6            64.2

100.25000    100-08    65.8    5.76    64.7    4.62    63.9    3.97    63.4     3.68
100.28125    100-09    65.3            64.1            63.1            62.6
100.31250    100-10    64.7            63.4            62.3            61.7
100.34375    100-11    64.2            62.8            61.6            60.9
100.37500    100-12    63.7            62.1            60.8            60.1
100.40625    100-13    63.1            61.5            60.1            59.3
100.43750    100-14    62.6            60.8            59.3            58.4
100.46875    100-15    62.1            60.2            58.5            57.6
-------------------    ------------    ------------    ------------    ------------
    AVG LIFE                7.70            5.78            4.77            4.33
-------------------    ------------    ------------    ------------    ------------
    FIRST PAY             12/25/03        04/25/03        06/25/03        09/25/03
    LAST PAY              11/25/11        12/25/08        02/25/07        11/25/05
  PRIN. WINDOW               96              69              45              27


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus supplement for the CMC Securities Corporation III, Series 2000-1 Collateralized Mortgage Obligations.

                                       M2
                           YIELD TABLE(CLEANUP CALL)
--------------------------------------------------------------------------------

PASS-THRU RATE           : 7.0038            COLL WA ROLL   : N/A month(s)
PASS-THRU MARGIN         : 1.0000            COLL INDEX     :

ACCRUED DAYS/DELAY DAYS  : 0/0               SETTLEMENT     : 03/28/00
                                             FACTOR DATE    : 03/25/00

--------------------------------------------------------------------------------


                                  PREPAYMENTS

                        75.0%PPC           100.0% PPC          125.0% PPC         150.0% PPC
                    ---------------     ---------------     ---------------     ---------------
       PRICE          DM     MODDUR      DM      MODDUR      DM      MODDUR      DM      MODDUR
-----------------   -----    ------     -----    ------     -----    ------     -----    ------
 99.50000   99-16   108.6     5.67      110.7     4.56      112.5     3.88      113.9     3.51
 99.53125   99-17   108.0               110.0               111.7               113.0
 99.56250   99-18   107.5               109.3               111.0               112.1
 99.59375   99-19   107.0               108.7               110.2               111.3
 99.62500   99-20   106.4               108.0               109.4               110.4
 99.65625   99-21   105.9               107.3               108.6               109.5
 99.68750   99-22   105.4               106.7               107.8               108.7
 99.71875   99-23   104.8               106.0               107.0               107.8

 99.75000   99-24   104.3     5.67      105.3     4.56      106.3     3.89      106.9     3.51
 99.78125   99-25   103.7               104.7               105.5               106.1
 99.81250   99-26   103.2               104.0               104.7               105.2
 99.84375   99-27   102.7               103.3               103.9               104.3
 99.87500   99-28   102.1               102.7               103.1               103.5
 99.90625   99-29   101.6               102.0               102.3               102.6
 99.93750   99-30   101.1               101.3               101.6               101.7
 99.96875   99-31   100.5               100.7               100.8               100.9

100.00000  100-00   100.0     5.68      100.0     4.57      100.0     3.89      100.0     3.51
100.03125  100-01    99.5                99.3                99.2                99.1
100.06250  100-02    98.9                98.7                98.4                98.3
100.09375  100-03    98.4                98.0                97.7                97.4
100.12500  100-04    97.9                97.3                96.9                96.5
100.15625  100-05    97.3                96.7                96.1                95.7
100.18750  100-06    96.8                96.0                95.3                94.8
100.21875  100-07    96.3                95.4                94.5                94.0

100.25000  100-08    95.7     5.68       94.7     4.57       93.8     3.89       93.1     3.52
100.28125  100-09    95.2                94.0                93.0                92.2
100.31250  100-10    94.7                93.4                92.2                91.4
100.34375  100-11    94.1                92.7                91.4                90.5
100.37500  100-12    93.6                92.0                90.7                89.7
100.40625  100-13    93.1                91.4                89.9                88.8
100.43750  100-14    92.5                90.7                89.1                87.9
100.46875  100-15    92.0                90.1                88.3                87.1

-----------------   ---------------     ---------------     ---------------     ---------------
     AVG LIFE             7.70                5.78                4.72                4.15
-----------------   ---------------     ---------------     ---------------     ---------------
     FIRST PAY          12/25/03            04/25/03            05/25/03            07/25/03
     LAST PAY           11/25/11            12/25/08            02/25/07            11/25/05
    PRIN.WINDOW            95                  69                  46                  29
-----------------   ---------------     ---------------     ---------------     ---------------

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus supplement for the CMC Securites Corporation III, Series 2000-1 Collateralized Mortgage Obligations.

                                       B1
                    YIELD TABLE (CLEANUP CALL, NO LOOKBACK)
--------------------------------------------------------------------------------
PASS-THRU RATE           : 8.6538               CURRENT WAM    : 360
PASS-THRU MARGIN         : 2.6500               COLL WA ROLL   : N/A month(s)
                                                COLL INDEX     :
ACCRUED DAYS/DELAY DAYS  : 0/0                  CLASS INDEX    : LIBOR 1M 6.0038
                                                SETTLEMENT     : 03/28/00
                                                FACTOR DATE    : 03/25/00
--------------------------------------------------------------------------------

                                                            PREPAYMENTS
    -----------------------------------------------------------------------------------------------------------------------
                                     75.0% PPC               100.0% PPC                125.0% PPC             150.0% PPC
                                 ----------------         ----------------         ----------------        ----------------
             PRICE                DM       MODDUR          DM       MODDUR          DM       MODDUR          DM      MODDUR
    ------------------------     -----     ------         -----     ------         -----     ------        -----     ------
    99.50000           99-16     274.1      5.29          276.2      4.31          278.1      3.69         279.6      3.31
    99.53125           99-17     273.6                    275.5                    277.3                   278.7
    99.56250           99-18     273.0                    274.8                    276.5                   277.8
    99.59375           99-19     272.4                    274.1                    275.6                   276.9
    99.62500           99-20     271.8                    273.4                    274.8                   276.0
    99.65625           99-21     271.3                    272.7                    274.0                   275.0
    99.68750           99-22     270.7                    272.0                    273.2                   274.1
    99.71875           99-23     270.1                    271.3                    272.4                   273.2

    99.75000           99-24     269.6      5.29          270.6      4.32          271.5      3.69         272.3      3.31
    99.78125           99-25     269.0                    269.9                    270.7                   271.4
    99.81250           99-26     268.4                    269.2                    269.9                   270.5
    99.84375           99-27     267.8                    268.5                    269.1                   269.6
    99.87500           99-28     267.3                    267.8                    268.3                   268.6
    99.90625           99-29     266.7                    267.1                    267.5                   267.7
    99.93750           99-30     266.1                    266.4                    266.6                   266.8
    99.96875           99-31     265.6                    265.7                    265.8                   265.9

   100.00000          100-00     265.0      5.30          265.0      4.32          265.0      3.69         265.0      3.31
   100.03125          100-01     264.4                    264.3                    264.2                   264.1
   100.06250          100-02     263.9                    263.6                    263.4                   263.2
   100.09375          100-03     263.3                    262.9                    262.6                   262.3
   100.12500          100-04     262.7                    262.2                    261.7                   261.4
   100.15625          100-05     262.2                    261.5                    260.9                   260.5
   100.18750          100-06     261.6                    260.8                    260.1                   259.5
   100.21875          100-07     261.0                    260.1                    259.3                   258.6

   100.25000          100-08     260.5      5.30          259.4      4.33          258.5      3.70         257.7      3.31
   100.28125          100-09     259.9                    258.7                    257.7                   256.8
   100.31250          100-10     259.3                    258.0                    256.9                   255.9
   100.34375          100-11     258.8                    257.3                    256.0                   255.0
   100.37500          100-12     258.2                    256.6                    255.2                   254.1
   100.40625          100-13     257.6                    256.0                    254.4                   253.2
   100.43750          100-14     257.1                    255.3                    253.6                   252.3
   100.46875          100-15     256.5                    254.6                    252.8                   251.4
    ------------------------     ----------------         ----------------         ----------------        ----------------
            AVG LIFE                   7.70                    5.78                     4.69                     4.07
    ------------------------     ----------------         ----------------         ----------------        ----------------
            FIRST PAY                12/25/03                04/25/03                 04/25/03                 05/25/03
            LAST PAY                 11/25/11                12/25/08                 02/25/07                 11/25/05
          PRIN. WINDOW                  96                      69                       47                       31
    ------------------------     ----------------         ----------------         ----------------        ----------------


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus supplement for the CMC Securities Corporation III, Series 2000-1 Collateralized Mortgage Obligations.